Reconciliations To Recorded Provision for Income Taxes (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Effective Income Tax Rate Reconciliation, Amount [Abstract]
Provision (benefit) at statutory rate	$ 154	$ (475)	$ 459
Increases (decreases) in taxes resulting from:
Income not subject to U.S. federal tax	(154)	475	(459)
State income taxes	1	(6)	11
Foreign operations — net	(81)	7	18
Provision (benefit) for income taxes	$ (80)	$ 1	$ 29